TRANS WORLD AIRLINES, INC.
One City Centre
515 North 6th Street
St. Louis, Missouri  63101
Facsimile:  (314) 589-3461
Phone:  (314) 589-3000


                                                                   April 9, 2001


TO THE PERSONS LISTED ON SCHEDULE A ATTACHED HERETO:

                 ASSIGNMENT, ASSUMPTION AND AMENDMENT AGREEMENT

Ladies and Gentlemen:

         American Airlines, Inc., a Delaware corporation ("AMERICAN"), and Trans World Airlines, Inc., a Delaware corporation (together with any predecessors or affiliates, "TWA"), have entered into an Asset Purchase Agreement (as amended from time to time, the "ASSET PURCHASE AGREEMENT"), dated as of January 9, 2001, pursuant to which American has agreed with TWA, subject to certain terms and conditions, to enter into a leasing transaction at the Commencement Time (as defined below) with respect to the aircraft (the "AIRCRAFT") specified in Schedule A attached hereto. One such condition is that this Agreement shall have been entered into. All capitalized terms used but not defined herein shall have the respective meanings given them in Appendix A hereto. This Assignment, Assumption and Amendment Agreement, together with all annexes, schedules and other attachments hereto, is referred to collectively as this "AGREEMENT".

         The person listed on Schedule A hereto as lessor (the "LESSOR") has agreed to lease the Aircraft to TWA Airlines LLC, a wholly-owned subsidiary of American (the "LESSEE") (such leasing transaction, the "Transaction"). The Transaction has the terms (the "TRANSACTION TERMS") separately agreed by American and each other person who is a party to, or who has consented to, an Assumption and Lease Agreement (as may be amended, modified or assigned from time to time, the "ASSUMPTION AND LEASE AGREEMENT") relating to the Aircraft and, if entered into, more extensive leasing documents incorporating all of the Transaction Terms (such leasing documents, the "SUBSTITUTE TRANSACTION DOCUMENTS").

         TWA and the other parties hereto (such other parties other than American and the Lessee, the "EXISTING TWA PARTIES") hereby agree as follows:

SECTION 1.   AMENDMENT, ASSIGNMENT AND ASSUMPTION.

         (a) Effective immediately prior to the Commencement Time, subject to the occurrence of the Commencement Time, the Existing TWA Parties hereby amend and restate and, to the extent necessary, terminate, effective at the Commencement Time, each TWA Lease Document, such that the terms and conditions of the TWA Lease Documents are replaced, deleted and superseded in their entirety by the Assumption and Lease Agreement; PROVIDED, HOWEVER, that the TWA Trust Agreement, if any, and the

TWA Purchase Agreement Assignment, if any, listed in Schedule B shall not be so amended and restated or terminated, but shall only be amended to the extent necessary to make their respective terms consistent with the Transaction Terms.

         (b) Effective at the Commencement Time, subject to the occurrence of the Commencement Time, TWA hereby assigns to the Lessee all of the rights of the "Lessee" under the TWA Lease Documents, as amended, restated and/or terminated as provided herein and the Lessee hereby assumes all of the obligations of TWA under the TWA Lease Documents, as so amended, restated and/or terminated; PROVIDED that (A) neither American nor the Lessee will have any responsibility or liability for any act or omission of TWA at any time or for any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time (any of the foregoing, a "PRIOR CLAIM"); (B) neither American nor the Lessee assumes or agrees to pay, satisfy, discharge or perform, and will not be deemed for any reason whatsoever to have assumed, or agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of TWA with respect to the Aircraft, Airframe or Engines, or otherwise, whether primary or secondary, direct or indirect, including without limitation any and all liabilities and obligations of TWA resulting from, caused by or arising out of, directly or indirectly, any act or omission of TWA, the conduct of its business or ownership or lease of any of its properties or assets (including the Aircraft) or any properties or assets used by TWA at any time, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation of requirements of any law; (C) neither American nor the Lessee will be responsible for any rental or other payments arising or accruing at any time at or prior to, or in respect of any period at or prior to, the Commencement Time, even if the payment date therefor under the TWA Lease Documents would have occurred after the Commencement Time; and (D) neither American nor the Lessee shall have any liability for any Prior Claim that results or arises from the execution or performance of this Agreement, the Assumption and Lease Agreement or any Substitute Transaction Document.

         (c) Each of the Lessor and the Owner Participant, if any, hereby consents to the assignment and assumption contained in paragraph (b) of this
Section 1.

         (d) Each Lessor Party agrees that, effective at (and subject to the occurrence of) the Commencement Time, such Lessor Party waives any right and relinquishes any claim it may have against TWA or against any collateral securing any such claim with respect to any difference between its rights, including the amounts to be received, hereunder and its rights, including the amounts that would be received, under the TWA Lease Documents prior to their amendment or that arises out of the amendment effected hereby. It is understood that the Lessor Parties do not, under this Agreement, waive (i) the right they may have to receive payment from TWA of amounts owed by TWA under the TWA Lease Documents at any time prior to the Commencement Time or

(ii) any rights or remedies they may have against TWA with respect to events or circumstances arising or occurring before the Commencement Time (including rights or remedies arising under Section 1110 of the Bankruptcy Code (11 U.S.C. ss. 1110) or with respect to Retained Liabilities (as defined in the Asset Purchase Agreement)). Each Lessor Party acknowledges that it has no right or claim against American, the Lessee or any of American's other affiliates with respect to any of the foregoing.

         (e) At or prior to the Commencement Time, the parties will execute and deliver such additional documents as may be necessary or appropriate to be filed for recordation with the FAA to consummate the transaction contemplated hereby.

SECTION 2.   LIMITATION ON TWA LIABILITY OTHER THAN RETAINED LIABILITIES.

         Notwithstanding any provision to the contrary in the Transaction Terms, the Assumption and Lease Agreement, or this Agreement, TWA shall not have any liability after the Commencement Time other than Retained Liabilities (as defined in the Asset Purchase Agreement).

SECTION 3.   INSTRUCTION.

         If Schedule A lists an owner participant (the "OWNER PARTICIPANT"), the Owner Participant hereby authorizes and directs the Lessor to execute and deliver this Agreement.

         Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in English and in writing, and any such notice may be given by U.S. mail, courier service, telegram, cable or facsimile (confirmed by telephone or in writing in the case of notice by telegram, cable or facsimile) or any other customary means of communication, and any such notice shall be effective when delivered to the recipient thereof in accordance with the provisions of this Section, (i) if to TWA, American or the Lessee, to its respective address (including facsimile number) set forth below its signature at the foot of this Agreement, or (ii) if to any other party hereto, to its respective address set forth on Schedule A to this Agreement.

SECTION 4.   SEPARATE COUNTERPARTS.

         This Agreement may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Any counterpart may be executed by facsimile signature and such facsimile signature shall be deemed an original. Each counterpart of this Agreement including a signature page executed by each of the parties hereto shall be an original counterpart of this Agreement, but all of such counterparts together shall constitute one instrument.

SECTION 5.   ENTIRE AGREEMENT.

         This Agreement, including all the schedules, exhibits and annexes hereto, the Assignment, Assumption and Amendment Agreement (when executed and delivered) and the Substitute Transaction Documents (when executed and delivered) constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

SECTION 6.   HEADINGS.

         The headings of the various sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 7.   BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and permitted assigns and no other person.

SECTION 8.   AMENDMENTS.

         The provisions of this Agreement may be modified or amended only by an instrument or instruments in writing signed by each party hereto and consented to by American.

SECTION 9.   GOVERNING LAW.

         THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

                  The parties hereto have signed this Agreement as of the date first written above.

                                       Sincerely yours,

                                       TRANS WORLD AIRLINES, INC.



                                       By:________________________
                                          Name:
                                          Title:
                                          Address:

ACKNOWLEDGED AND AGREED


AMERICAN AIRLINES, INC.




By:___________________________________
   Name:
   Title:
   Address: 4333 Amon Carter Boulevard
            Mail Drop 5662
            Ft. Worth, Texas 76155
            Attn:  Treasurer
            Fax: (817) 967-4318
            Tel:  (817) 963-1234

TWA AIRLINES, LLC





By:___________________________________
   Name:
   Title:
   Address: One City Center
            515 North Sixth Street
            St. Louis, Missouri 63101
            Attn:  R. Stan Anderson
            Chief Operating Officer and
              Senior Vice President of
              Operations
            Fax:  (314) 589-3193
            Tel:   (314) 589-3265

LESSOR/OWNER TRUSTEE


FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity except as otherwise stated herein, BUT solely as Owner Trustee



By:___________________________________
   Name:
   Title:

OWNER PARTICIPANT


AIRLEASE, LTD., a California limited partnership
By:      AIRLEASE MANAGEMENT SERVICES, INC.,
         its general partner



By:___________________________________
   Name:
   Title:

                                                                      SCHEDULE A


                           AIRCRAFT AND LESSOR PARTIES


AIRCRAFT

U.S. Registration Number:              N913TW

Manufacturer Serial Number:            49184

Engine Numbers:                        Nos. P709733D and P709734D



LESSOR PARTIES

Lessor/Owner Trustee:                  First Security Bank, National Association

Address:                               Corporate Trust Services
                                       MAC: U1254-031
                                       79 South Main Street, 3rd Floor
                                       Salt Lake City, Utah 84111
                                       Attn: Nancy Dahl

Facsimile:                             (801) 246-5053

Phone:                                 (801) 246-5208



Owner Participant:                     Airlease, Ltd.

Address:                               c/o Bank of America Leasing and Capital
                                       Group CA57050403
                                       555 California Street, 4th Floor
                                       San Francisco, CA 94104
                                       Attn: David Gebler

Facsimile:                             (415) 765-1817

Phone:                                 (415) 765-1824

 TWA LEASE DOCUMENTS PARTIES

 Mortgagee/Indenture Trustee:          N/A

 Address:

 Facsimile:

 Phone:



 Owner Participant Guarantor:          N/A

 Address:

 Facsimile:

 Phone:



 Loan Participant/Lender:              The Provident Bank

 Address:                              One East Fourth Street
                                       Cincinnati, Ohio 45202
                                       Attn: Forest C. Frank

 Facsimile:                            (513) 579-2868

 Phone:                                (513) 579-2862



 Lessee:                               Trans World Airlines, Inc.

 Address:                              515 North 6th Street, 18th Floor
                                       St. Louis, MO 63101

 Facsimile:                            (314) 589-3267

 Phone:                                (314) 589-3227

Other:                                 Bank of America Leasing and Capital Group

Address:                               CA57050403
                                       555 California St., 4th Floor
                                       San Francisco, CA 94104
                                       Attn: David Gebler

 Facsimile:                            (415) 765-1817

 Phone:                                (415) 765-1824

                                                                      SCHEDULE B
                               TWA LEASE DOCUMENTS

Lease dated March 15, 1984 between Trans World Airlines, Inc. and DC-9T-III,
Inc.

Lease Supplement No. 1 dated March 22, 1984 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Amendment Agreement dated December 15, 1986 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Participation Agreement dated March 15, 1984 between Trans World Airlines, Inc. and DC-9T-III, Inc.

Assignment and Assumption Agreement dated August 16, 1988 between DC-9T-III, Inc. and Trust Company for USL, Inc.

Agreement of Assignment and Assumption dated March 31, 1988 between DC-9T-III, Inc. and Merdian Trust Company

Assignment and Assumption Agreement dated July 19, 1988 between Meridian Trust Company and DC-9T-III, Inc.

Resignation of Trustee; Appointment of Successor Trustee; Assignment and Assumption Agreement; and Amendment to Note Purchase Agreement and Security Agreement (N913TW) dated May 15, 1997 between the Taurus Trust Company, Inc. formerly known as Trust Company for USL, Inc., First Security Bank, National Association, Airlease Ltd and The Provident Bank

Note Purchase and Security Agreement dated January 29, 1997 between The Provident Bank and First Security Bank, National Association, formerly known as Trust Company for USL, Inc. and the Taurus Trust Company.

Letter Agreement dated April 1, 1991 between United States Airlease, Inc. and Trans World Airlines, Inc.

Letter Agreement dated March 23, 1995 between Trans World Airlines, Inc. and Trust Company for USL, Inc.

Letter Agreement dated March 23, 1995 between Trans World Airlines, Inc. and USL Capital Corporation

Estoppel Certificate dated January 1997 by Trans Word Airlines Inc. for benefit of Airlease Ltd., Taurus Trust Company (formerly Trust Company for USL, Inc.) and The Provident Bank

Agreement to Manufacture and Lease dated October 29, 1982 between Trans World Airlines and McDonnell Douglas Corporation

Letter Agreement dated March 15, 1984

Guaranty dated March 15, 1984 by UT Credit Corporation in favor of Trans World Airlines, Inc.

                                                                      APPENDIX A


                                  DEFINITIONS


         "COMMENCEMENT TIME" means the time on the Closing Date when (i) TWA, American and the Lessor Parties shall have executed and delivered the Assignment, Assumption and Amendment Agreement and (ii) the closing under the Asset Purchase Agreement shall have occurred.

         "FAA" means the Federal Aviation Administration of the U.S. and any successor governmental authority.

         "TWA LEASE DOCUMENTS" means all leases, mortgages, loan agreements, notes, indentures, trust agreements, participation agreements, purchase agreement assignments, security agreements, letter agreements and all other agreements with respect to the Aircraft, in each case, to which TWA is a party or by which TWA is bound or by which TWA's rights are affected, including, without limitation, the documents listed in Schedule B hereto but excluding any purchase agreement with a manufacturer of the Aircraft, the Engines (as defined in the Assumption and Lease Agreement) or any Parts (as defined in the Assumption and Lease Agreement).

                          AMENDMENT TO LEASE AGREEMENT

         AMENDMENT TO LEASE AGREEMENT, dated as of April 9, 2001 (this "AMENDMENT"), between AIRLEASE, LTD., a California limited partnership (the "LESSOR"), and TRANS WORLD AIRLINES, INC., a Delaware corporation (the "Lessee").

                                     RECITAL

         Lessor and Lessee have entered into the Lease Agreement described in Appendix A attached hereto, as amended, supplemented or assigned by the amendments, supplements and assignments, if any, thereto described in Appendix A attached hereto (such Lease Agreement, as so amended, supplemented or assigned, the "LEASE"), covering the airframe and engines described in Appendix A attached hereto (the "AIRFRAME" and the "ENGINES", respectively; the Airframe and Engines, together, the "AIRCRAFT").

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective immediately prior to the time and day specified in Appendix A attached hereto, the Lease is hereby amended and restated in its entirety, the terms and conditions of the Lease being replaced and superseded in their entirety by this Amendment and Appendix B attached hereto.

         2. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Aircraft on the terms and conditions specified in this Amendment and Appendix B attached hereto.

         3. THIS AMENDMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by the respective officers thereunto duly authorized as of the date first above written.



                                        FIRST SECURITY BANK, NATIONAL
                                        ASSOCIATION,
                                        not in its individual capacity except as otherwise stated herein,
                                        BUT solely as Owner Trustee, as Lessor



                                        By _____________________________________
                                          Name:
                                          Title:

                                        TRANS WORLD AIRLINES, INC., as
                                        Lessee


                                        By _____________________________________
                                           Name:
                                           Title:

                                                                      APPENDIX A

                        DESCRIPTION OF AIRFRAME, ENGINES,
                            EFFECTIVE TIME AND LEASE


                       [to be supplied by Crowe & Dunlevy]



[NOTE: APPENDIX A SHOULD ALSO INCLUDE A SPACE FOR THE DATE AND TIME OF EFFECTIVENESS. THIS WILL BE THE SAME AS THE COMMENCEMENT TIME UNDER THE ALA.]

                                                                      APPENDIX B


                               AMENDMENTS TO LEASE


[Attach Schedule of Terms and Summary of Economic Terms from ALA or Amended and Restated Lease, in each case revised so that Basic Rent, Stipulated Loss Value, and Termination Value are set out in schedules that can be deleted from the FAA filing.]

                   FAA INSTRUMENT OF ASSIGNMENT AND ASSUMPTION

         FAA INSTRUMENT OF ASSIGNMENT AND ASSUMPTION, dated as of April 9, 2001 (this "INSTRUMENT"), between TRANS WORLD AIRLINES, INC., a Delaware corporation (the "ASSIGNOR"), and TWA AIRLINES LLC, a Delaware limited liability company (the "ASSIGNEE").

                                     RECITAL

         The Assignor and the party named as "Lessor" in Appendix A attached hereto have entered into the Lease Agreement described in Appendix A attached hereto, as amended, supplemented and assigned by the amendments, supplements and assignments, if any, thereto described in Appendix A attached hereto (the "LEASE"), covering the airframe and engines described in Appendix A attached hereto (the "AIRFRAME" and the "ENGINES", respectively; the Airframe and Engines, together, the "AIRCRAFT").

         NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Effective as of the time and day specified in Appendix A attached hereto, the Assignor hereby assigns to the Assignee all of the rights of the "Lessee" under the Lease and the Assignee hereby assumes all of the obligations of the Assignor under the Lease; PROVIDED that (A) the Assignee will have no responsibility or liability for any act or omission of the Assignor at any time or for any act, claim, event, circumstance or condition existing, accruing, arising or occurring at any time at or prior to the Commencement Time (as defined in the Assignment, Assumption and Amendment Agreement, dated the date hereof, among the Assignor, the Assignee, the Lessor named therein, and the Owner Participant, if any, named therein) (any of the foregoing, a "PRIOR Claim"); (B) the Assignee does not assume or agree to pay, satisfy, discharge or perform, and will not be deemed for any reason whatsoever to have assumed, or agreed to pay, satisfy, discharge or perform, any liability, obligation or indebtedness of the Assignor with respect to the Aircraft, Airframe or Engines, or otherwise, whether primary or secondary, direct or indirect, including without limitation any and all liabilities and obligations of the Assignor resulting from, caused by or arising out of, directly or indirectly, any act or omission of the Assignor, the conduct of its business or ownership or lease of any of its properties or assets (including the Aircraft) or any properties or assets used by the Assignor at any time, including without limitation such of the foregoing as constitute, may constitute or are alleged to constitute a tort, breach of contract or violation of requirements of any law; (C) the Assignee will not be responsible for any rental or other payments arising or accruing at any time at or prior to, or in respect of any period at or prior to, the Commencement Time, even if the payment date therefor under the Lease would have occurred after the Commencement Time; and (D) the Assignee shall have no liability for any Prior Claim that results or arises from the execution or performance of this Instrument.

         2. Effective as of the time and day specified in Appendix A attached hereto, the Assignor hereby releases all of its right, title and interest in, to and under the Aircraft and the Lease.

         3. THIS INSTRUMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Instrument to be duly executed by the respective officers thereunto duly authorized, as of the date first above written.

                                   TRANS WORLD AIRLINES, INC.



                                   By __________________________________________
                                      Name:
                                      Title:

                                   TWA AIRLINES, LLC


                                   By _____________________________
                                        Name:
                                        Title:
                                        Address:     One City Center
                                                     515 North Sixth Street
                                                     St. Louis, Missouri 63101
                                                     Attn:  R. Stan Anderson
                                                     Chief Operating Officer and
                                                       Senior Vice President of
                                                       Operations
                                                     Fax:  (314) 589-3193
                                                     Tel:   (314) 589-3265

                                                                      APPENDIX A


                        DESCRIPTION OF AIRFRAME, ENGINES,
                            EFFECTIVE TIME AND LEASE

                       [to be supplied by Crowe & Dunlevy]



[NOTE: APPENDIX A SHOULD ALSO INCLUDE A SPACE FOR THE DATE AND TIME OF EFFECTIVENESS. THIS WILL BE THE SAME AS THE COMMENCEMENT TIME UNDER THE ALA.]

To:      TWA Airlines LLC

Re: Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N913TW



Ladies and Gentlemen:

         We refer to the Assumption and Lease Agreement specified above (as amended hereby and from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American Airlines, Inc., a Delaware corporation, ("AMERICAN") hereby assigns to you all of its rights under the Assumption and Lease Agreement, and you hereby assume all of the obligations of American under the Assumption and Lease Agreement. For the express benefit of the Lessor Parties, you and American each agrees that the execution, delivery and performance of this Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by you shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         For the express benefit of the Lessor Parties, today and at the Commencement Time:

         (1) you make the representations set forth in paragraphs 1(b) - (d) of Appendix F of the Assumption and Lease Agreement as if (a) such representations were applicable to you, (b) such representations were fully set forth herein, and (c) such representation and warranties explicitly related to this Agreement and the Assumption and Lease Agreement, and

         (2) you also represent that you are an entity duly formed or incorporated and validly existing in good standing under the laws of the State of Delaware, are a Certificated Air Carrier, are a Citizen of the United States, have the corporate or company power and authority to own or hold under lease your properties and to enter into and perform those obligations undertaken by American under the Assumption and Lease Agreement and assumed by you hereby and are duly qualified to do business as a foreign corporation in good standing in each state in which you have intrastate routes or have a principal office or a major overhaul facility (other than failures to so qualify that would not have a material adverse effect on the consolidated financial condition of you and your subsidiaries, considered as a whole), and your chief executive office (as such term is used in the Uniform Commercial Code as in effect in your state of formation or incorporation) is located in Texas.

         THIS AGREEMENT IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         The parties hereto have signed this Lessee Assignment and Assumption Agreement as of the date written below.

                                                 Sincerely yours,

                                                 American Airlines, Inc.

                                                 By:____________________________
                                                      Name:
                                                      Title:

ACKNOWLEDGED AND
AGREED

TWA AIRLINES LLC

By:____________________________
   Name:
   Title:

Dated as of: _______________, ______

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC
         (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N951TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with the terms of the Assumption and Lease Agreement and the Substitute Transaction Documents, if any. This guaranty is a guaranty of payment and not of collectibility.

         For the express benefit of the Lessor Parties, today and at the Commencement Time: American makes and confirms the representations set forth in paragraphs 1(a) - (d) of Appendix F of the Assumption and Lease Agreement as if
(a) such representations were fully set forth herein and (b) such representations and warranties explicitly related to this Agreement.

THIS GUARANTY IS BEING DELIVERED IN THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK.

         American has signed this American Guaranty as of the date written below, and American waives any requirement of acceptance or notice thereof. This American Guaranty may be executed by facsimile or mechanical signature, and such facsimile or mechanical signature shall be deemed an original.

                                                     Sincerely yours,
                                                     American Airlines, Inc.

                                                     By:________________________
                                                        Name:
                                                        Title:



Dated as of: _______________, ______.

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC
         (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N951TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N716TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N902TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N905TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N906TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N919TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N931TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9302B


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9303K


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9304C


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9412W


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9413T


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9414W


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N907TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N911TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N912TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N923TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N960TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N9307R


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N913TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N950U


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N953U


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N919TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N973TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with

To: The Lessor Parties named in the Assumption and Lease Agreement referred to below.

Re: Lessee Assignment and Assumption Agreement between American Airlines, Inc. a Delaware Corporation ("AMERICAN") and TWA Airlines LLC (the "ASSIGNEE")

         relating to

         Assumption and Lease Agreement, dated February 27, 2001, regarding the Aircraft bearing U.S. registration number N974TW


Ladies and Gentleman:

         We refer to the Lessee Assignment and Assumption Agreement referred to above (the "LESSEE ASSIGNMENT"), which relates to the Assumption and Lease Agreement specified above, as amended by the Lessee Assignment (and as further amended from time to time, the "ASSUMPTION AND LEASE AGREEMENT"). All capitalized terms used but not defined herein shall have the respective meanings given them in the Assumption and Lease Agreement.

         American agrees and confirms for the benefit of the Lessor Parties that its execution, delivery and performance of the Lessee Assignment and Assumption Agreement does not release American from any of its obligations under the Assumption and Lease Agreement; PROVIDED that performance of any such obligation by the Assignee shall constitute performance by American (and, to the extent of such performance, discharge such obligation by American).

         In furtherance of the agreement and confirmation by American made in the previous paragraph, American hereby unconditionally and irrevocably guarantees to each Lessor Party the performance of and compliance with all obligations, representations, covenants and undertakings of the Assignee in the Assumption and Lease Agreement and the Substitute Transaction Documents, if any, in accordance with each of their respective terms, and agrees that its obligations hereunder are absolute, unconditional and irrevocable, are not subject to any defense based on suretyship, and will not be discharged by any change in the structure or ownership of the Assignee or any of its affiliates or any insolvency, bankruptcy, reorganization, arrangement, composition, liquidation, dissolution, or similar proceedings with respect to the Assignee or any of its affiliates or any other occurrence whatsoever (including any occurrence which might otherwise constitute a legal or equitable defense or discharge of the liabilities of a guarantor or surety or which might otherwise limit recourse against the undersigned), except to the extent of performance of all obligations of the Assignee in accordance with